UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________________________________
FORM 8-K
________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 16, 2024
MASIMO CORPORATION
(Exact name of registrant as specified in its charter)
________________________________________________

DE			001-33642		33-0368882
(State or other jurisdiction of incorporation)			(Commission File Number)		(IRS Employer Identification No.)
52 Discovery	Irvine,	CA			92618
(Address of Principal Executive Offices)					(Zip Code)
			(949)	297-7000
Registrant’s telephone number, including area code:
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	MASI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company		☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.		☐

Item 5.02......Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On October 16, 2024, the Board of Directors (the “Board”) of Masimo Corporation (“Masimo”) increased the authorized number of directors on the Board to eight and, in connection with such increase, appointed Timothy J. Scannell and Wendy E. Lane as Class III directors of Masimo, effective October 16, 2024. Mr. Scannell and Ms. Lane will serve until the next annual meeting of stockholders of the Company at which the Class III directors are elected, until her or his successor is duly elected and has qualified, or until her or his earlier death, resignation or removal.
Mr. Scannell, age 60, brings over 30 years of experience and success delivering market-leading results from his leadership roles at Stryker Corporation (NYSE: SYK) (“Stryker”), one of the world’s leading medical technology companies. He served as President and Chief Operating Officer of Stryker from 2018 to 2021, overseeing all of Stryker’s commercial businesses and regions globally. Prior to this, he served as group president for Stryker’s MedSurg & Neurotechnology businesses for ten years. Mr. Scannell currently serves as a director and non-executive chairman of the board of directors for Insulet Corporation (Nasdaq: PODD), a medical device company and is a director on the board of Novocure Limited (Nasdaq: NVCR), an oncology company. Mr. Scannell also serves on the boards of several private companies including Regenity Biosciences, Synaptive Medical, and CereVasc, Inc. Mr. Scannell attended the University of Notre Dame, where he received his Bachelor’s and Master’s degrees in Business Administration.
Ms. Lane, age 73, has served on the boards of 16 companies over the past 32 years and, on those boards, she has sat on and/or chaired seven audit committees, as well as compensation, nominating/governance, strategic alternatives and other committees. She has served as Chair of Lane Holdings, Inc., a private equity investment company, since 1992. Ms. Lane currently serves as a director of Verisk Analytics, Inc. (Nasdaq: VRSK), a data, analytics and risk assessment firm, YourBio Health, Inc., a blood collection technology and devices venture, and CAC Holdings, LLC, an insurance broker. Ms. Lane previously served on the boards of directors of Envestnet, Inc. (NYSE: ENV), a wealth management and software services company, from March 2023 to May 2024; NextPoint Financial, Inc., a consumer finance and tax advisory services and its predecessor SPAC, from August 2020 to July 2021; CoreLogic, Inc., a property data and analytics company, from November 2020 to February 2021; Willis Towers Watson PLC (Nasdaq: WTW), an insurance brokerage, benefits and wealth advisory firm, from April 2004 to May 2022; MSCI Inc. (NYSE: MSCI), an investment data analytics company, from January 2015 to April 2019; UPM-Kymmene Oyj, a Finnish forest products and energy company, from March 2005 to April 2018; and Laboratory Corporation of America Holdings (NYSE: LH), a clinical laboratory company, from November 1996 to May 2014. Ms. Lane was also a Principal and Managing Director of Donaldson, Lufkin and Jenrette Securities Corporation from 1981 to 1992. Prior to that, Ms. Lane was an investment banker at Goldman, Sachs & Co. Ms. Lane holds a B.A. from Wellesley College in Mathematics and French and an M.B.A. from Harvard Business School.
In accordance with Masimo’s Amended and Restated Non-Employee Director Compensation Policy (the “Policy”), as non-employee directors of Masimo, Mr. Scannell and Ms. Lane are each initially entitled to receive cash compensation in the amount of $70,000 per year for their service on the Board. In addition, pursuant to the Policy, on the date of Masimo’s next annual meeting of stockholders and each annual meeting of stockholders thereafter, Mr. Scannell and Ms. Lane will each be entitled to receive a grant of restricted stock units with respect to shares of Masimo’s common stock having a grant date fair value of $200,000, rounded down to the nearest whole share (the “Annual RSUs”). The Annual RSUs will vest on the one-year anniversary of the grant date, subject to Mr. Scannell and Ms. Lane’s continued service with Masimo through the applicable vesting date.
In addition, on October 16, 2024, Mr. Scannell and Ms. Lane were each granted restricted stock units with respect to such number of shares of Masimo’s common stock as is equal to $200,000, divided by the closing price of Masimo’s common stock on the date of grant (the “Appointment RSU”), which shall vest in full on October 16, 2025, subject to each of Mr. Scannell and Ms. Lane’s continued service with Masimo through such date. In addition, if a Change in Control (as defined in Masimo’s 2017 Equity Incentive Plan, as amended) occurs during Mr. Scannell and Ms. Lane’s respective services on the Board, the Appointment RSUs will vest in full as of the closing of such Change in Control.
Masimo also entered into an indemnity agreement with each of Mr. Scannell and Ms. Lane in the same form as its standard form of indemnity agreement with its other directors.
There are no family relationships between Mr. Scannell or Ms. Lane and any director or executive officer of Masimo and neither Mr. Scannell or Ms. Lane was selected by the Board to serve as a director pursuant to any arrangement or understanding with any person. Mr. Scannell and Ms. Lane have not engaged in any transactions that would be reportable as a related party transaction under Item 404(a) of Regulation S-K.

The Board determined that each of Mr. Scannell and Ms. Lane is an independent director in accordance with applicable Nasdaq listing rules and the rules and regulations of the U.S. Securities and Exchange Commission. The Board also designated each of Mr. Scannell and Ms. Lane as members of the Business Review and Risk Committee, which the Board created in September 2024, members of which committee receive no additional compensation. The Board designated Mr. Scannell as a member of the Compensation Committee and Ms. Lane as a member of the Nominating, Compliance and Corporate Governance Committee.
On October 18, 2024, Masimo issued a press release announcing the appointment of Mr. Scannell and Ms. Lane to the Board. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.
(d) The following items are filed as exhibits to the Current Report on Form 8-K.

Exhibit No.	Description
99.1	Press Release, Dated October 18, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, Masimo Corporation has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MASIMO CORPORATION

Date: October 18, 2024	By:	/s/ MICAH YOUNG
Micah Young
Executive Vice President & Chief Financial Officer
(Principal Financial Officer)